Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Smithtown Bancorp, Inc. on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), Bradley E. Rock, Chairman, President and Chief
Executive Officer and Anita M. Florek, Executive Vice President and Chief Financial Officer of Smithtown Bancorp, Inc. each certify in their capacity as officers of the Company that to the best of their knowledge:

the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

February 28, 2008                    By: /s/ Bradley E. Rock
                                         ------------------------------------
                                         Chairman, President and Chief
                                         Executive Officer

February 28, 2008                    By: /s/ Anita M. Florek
                                         ------------------------------------
                                         Executive Vice President and
                                         Chief Financial Officer